UNITES STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                         SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]Preliminary Proxy Statement
[ ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]Definitive Proxy Statement
[X]Definitive Additional Materials
[ ]Soliciting Material Pursuant to Section 240.14a-11(c)or
   Section 240.14a-12

                      SCIENTIFIC INDUSTRIES, INC.
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       (Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the
Registrant)

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by
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                       SCIENTIFIC INDUSTRIES, INC.
                           70 ORVILLE DRIVE
                        BOHEMIA, NEW YORK 11716
                          TEL. (631)567-4700




                      SUPPLEMENT TO PROXY STATEMENT


                               FOR THE
                  2002 ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON NOVEMBER 18, 2002




The Proxy Statement, dated October 9, 2002, previously furnished to stockholders of Scientific Industries, Inc. (the "Company") for the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at the Princeton Club, 15 West 43rd Street, New York, New York 10036 on Monday, November 18, 2002 at 10:30 A.M. (New York Time) is hereby supplemented as follows:

Nominees for Directors

The Board of Directors of the Company has nominated Messrs. Joseph G. Cremonese and Roger B. Knowles, a current Class C Director, for election as Class C Directors of the Company at the Annual Meeting to serve until the Annual Meeting of Stockholders with respect to the fiscal year ending June 30, 2005 and the due election and qualification of their respective successors. Each nominee has consented to being named in the Proxy Statement and to serve as Director if elected. Mr. Lowell A. Kleiman, the other current
Class C Director, has advised the Board of Directors that he intends to oppose the election of one of the nominees of the Board and to seek election of himself as a Class C Director.

Joseph G. Cremonese (age 67), has been a marketing consultant to the Company since 1996. Mr. Cremonese had been from 1974 to 1984 employed by Fisher Scientific (the Company's principal distributor) where he was Vice President, Director of Corporate Planning, and Chairman of the New Products Committee. He has been since 1985 President of Laboratory Innovation Company, Ltd., a Pennsylvania corporation, which is a vehicle for technology transfer and consulting services for companies engaged in the production and sale of products for science and biotechnology.

Roger B. Knowles (age 77), a Director since 1965, is semi-retired. During the past five years, he was President of various corporations, including Conductive Systems, Inc., a manufacturer of EMI and RFI shielding material, and G.H. Realty Company, a real-estate company, and a director of Ionic, Inc., an investment company. In June, 1994, Mr. Knowles, as President of a privately-held company, was fined $10,000 by the Superior Court, Bristol County, Massachusetts, for violations of Massachusetts laws and regulations with respect to storing hazardous waste without a valid license; storage of hazardous waste in a manner that could endanger health or the environment;
and transferring hazardous waste to a person without a valid license.

Within the past two years, Mr. Cremonese and his wife jointly acquired 500, 1,000 and 1,000 shares of Common Stock of the Company on November 2, 2000, December 20, 2000 and July 9, 2002, respectively.

None of the Directors acquired or sold any shares of Common Stock within the past two years, other than upon exercise of options by:
Mr. Knowles on February 7, 2002 with respect to 12,000 shares, Mr. Segasture on October 3, 2001 with respect to 28,000 shares,
Mr. Borden on October 19, 2001 with respect to 7,000 shares and September 20, 2002 with respect to 3,000 shares and Mr. Kesselman on January 8, 2002 with respect to 4,000 shares.

Unless otherwise specified by the stockholder the enclosed proxy dated and executed will be voted for the election of each of Mr. Cremonese and Mr. Knowles as a Director unless such nominee or nominees is no longer available for election. In the latter event, which is not now anticipated, the proxies will be voted for a substitute nominee designated by the Board of Directors.

The Board of Directors recommends that stockholders vote FOR the election of Messrs. Joseph G. Cremonese and Roger B. Knowles to the Board of Directors.

Proposal to Approve The 2002 Stock Option Plan.

The Proxy Statement previously distributed by the Board of Directors stated that the Board of Directors unanimously recommends that stockholders vote their shares FOR the proposal to approve the 2002 Stock Option Plan (the "2002 Plan").
Mr. Lowell A. Kleiman, who the Board of Directors has not proposed for reelection as a Class C Director, maintains he abstained from approving the Board resolution adopting the Plan. The other four Directors have confirmed their vote in favor. Mr. Kleiman has stated that he intends to solicit stockholders to vote against approval of the 2002 Plan.

The 1992 Plan authorized options with respect to 300,000 shares, of which options to purchase 113,333 shares were exercised and options to purchase 161,000 shares are subject to options outstanding as of October 30, 2002. Under the 1992 Plan, options to purchase 70,000 shares were granted to and exercised by Mr. Kleiman (options granted to him to purchase an additional 10,000 shares expired unexercised) and options to purchase an aggregate of 32,000 shares were granted in annual installments over a period of almost nine years to each of the four current nonemployee directors (an aggregate of 128,000 shares, of which options to purchase 34,000 shares have been exercised). Each of the four nonemployee directors received in February 1992, prior to the adoption of the 1992 Plan, options to purchase 12,000 shares, all of which have been exercised.

In furtherance of the position expressed by all the Directors with respect to a proposal by Mr. Joseph I. Kesselman, Chairman of the Board at the meeting of the Board held on September 26, 2002 at which the 2002 Plan was adopted, the Board of Directors, with Mr. Kleiman dissenting, at a subsequent meeting adopted a resolution providing that no options may be granted under the 2002 Plan to any of the current Directors of the Company, none of whom is an officer or employee of the Company. This would not prohibit the grant of options under the 2002 Plan to other nonemployee Directors. The 2002 Plan, as set forth on Schedule
A to the Proxy Statement, is modified accordingly.

The 2002 Plan provides authority for the grant of options with respect to 100,000 shares, which authority increases only to the extent that outstanding options under the 1992 Plan with respect to an aggregate of 161,000 shares expire or terminate without being exercised.

The 2002 Plan, as modified, was adopted by the Board with the view of providing the Company with an effective means of inducing and retaining persons to enter the employ or service of the Company, including service as a Director of the Company. It is incumbent for a publicly-held corporation with the limited cash resources of the Company to have the ability to offer in lieu of cash obligations, options for such purposes. In the event the 2002
Plan is not adopted options granted in June 2002 on Mr. Kleiman's recommendation to purchase an aggregate of 7,000 shares to two key employees (including Mr. Robert Nichols with respect to 5,000 shares) will be nullified.

The affirmative vote of holders of a majority of the votes cast is required to approve the proposal to approve the 2002 Stock Option
Plan.

The Board of Directors recommends that stockholders vote their shares FOR the proposal to approve the 2002 Stock Option Plan.

Independent Auditors

The affirmative vote of holders of shares of Common Stock representing a majority of the votes cast is required to ratify the appointment of Nussbaum Yates & Wolpow, P.C. as the independent auditor of the Company for its financial statements for the fiscal year ending June 30, 2003.

Stockholder Proposal

On October 30, 2002, the Company learned that Mr. Kleiman intends to submit the following proposal at the Annual Meeting
(the "Kleiman Stockholder Proposal").

RESOLVED, that the stockholders of Scientific Industries, Inc. demand that the Board of Directors adopt a policy (a) requiring stockholder approval of all grants of stock options to nonemployee directors of the Company and (b) prohibiting the aggregate number of options granted under any stock option plan to nonemployee directors as a group to be in excess of 20% of the total number of options authorized under such plan.

To require that any option granted to an independent director be subject to the approval of the stockholders will create a material impediment to the ability of the Company to attract and maintain qualified and experienced persons to accept appointment as independent directors of the Company, particularly in view of the substantial and increasing federal, state and NASD legal and administrative requirements, burdens and risks to which an independent director is and will be subject. In these circumstances, it is reasonable to expect that a qualified independent person will expect to receive a consideration commensurate with his or her responsibilities as an inducement to accept such appointment and well might not accept an offer if part of the consideration is subject to stockholder approval. The ability to reduce the Company's cash exposure in such event by offering options as part of the consideration is expected to be a meaningful cash saving measure for the Company. Furthermore, the Kleiman Stockholder Proposal, if adopted, could be deemed by potential optionees who are willing to be independent directors of the Company as making illusory any grant in that there could be a motivation for nonapproval of the grant by stockholders should the purpose of the grant be realized - the increase in the market value of the Company's stock over the exercise price from the date of grant to the date of proposed ratification by the stockholders.

The four current independent directors will not be eligible to receive grants of options under the 2002 Plan and the Board of Directors does not currently anticipate a need to grant options to independent directors with respect to more than 20% of the shares subject to the 2002 Plan. In view of the foregoing, however, the Board of Directors does not believe it in the best interests of stockholders to limit its authority to grant options to independent directors.

Approval of the Kleiman Stockholder Proposal will require the affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast.

The Board of Directors recommends that stockholders vote AGAINST approval of the Kleiman Stockholder Proposal.

Expenses and Solicitation

The Company has engaged D.F. King & Co. Inc. to assist in the solicitation of proxies for a fee of $10,000 plus reimbursement of its expenses and has agreed to indemnify it against certain liabilities and expenses, including certain liabilities under the federal securities laws. The Company will request securities brokers, custodians, nominees and fiduciaries who hold shares of Common Stock of record to forward solicitation material to the beneficial owners of such shares, and will reimburse them for their reasonable out-of-pocket expenses in forwarding such soliciting materials.
In addition to the use of the mails, proxies also may be solicited by officers, directors and regular employees of the Company, personally or by telephone. The Company estimates that its cost of soliciting proxies will be approximately $40,000, of which approximately $20,000 has been incurred to date. The Company estimates that approximately 20 persons will be engaged in its solicitation of proxies. The Company has engaged Continental Stock Transfer & Trust Company for independent tabulation of the votes for an approximate fee of $2,500.

Voting Information

"Broker non-votes" with respect to a particular matter are shares held in street name that are not voted on the matter because either no instructions are given by the beneficial owner as to how to vote the shares or the broker is not permitted under applicable rules because of the subject matter of the proposal to vote such shares, but whose shares are present on at least one matter. Such shares will be deemed present in determining a quorum but they will not be counted as voting on each proposal at this Meeting; accordingly, they will not have any effect on any of the proposals presented to the stockholders at this Meeting.

YOU SHOULD SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY
CARD IN THE ENVELOPE PROVIDED.

Bohemia, New York, November 1, 2002


                                   /s/Robert P. Nichols
                                   ___________________
                                   ROBERT P. NICHOLS
                                   Secretary
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___________________________________________________________________

                          SCIENTIFIC INDUSTRIES, INC.
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            November 18, 2002

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  The undersigned hereby appoints Joseph I. Kesselman and Arthur M. Borden, and each of them, with full power of substitution, to vote, as a holder of the common stock, par value $0.05 per share ("Common Stock"), of Scientific Industries, Inc., a Delaware corporation (the "Company"), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the 2002 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held at the Princeton Club, 15 West 43rd Street, New York, New York, on Monday, November 18, 2002 at 10:30 a.m. New York time, and any adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

THE BOARD OF DIRECTORS RECOMMENDS THE VOTE FOR THE ELECTION OF THE NOMINEES FOR CLASS C DIRECTORS NAMED BELOW AND PROPOSALS 2 AND 3
AND AGAINST THE STOCKHOLDER PROPOSAL.

1.    Election of Class C Directors:

      Roger B. Knowles        Joseph G. Cremonese

 FOR both Nominess [  ]             WITHHOLD for both Nominess [  ]

If you do not wish your shares voted FOR a nominee, draw a line through that person's name above.

2.    Proposal to approve the Company's 2002 Stock Option Plan.

         FOR  [  ]          AGAINST  [  ]             ABSTAIN  [  ]

3. Proposal to ratify the appointment of Nussbaum, Yates & Wolpow, P.C., as independent auditors of the Company for the fiscal year ending June 30, 2003.

         FOR  [  ]          AGAINST  [  ]             ABSTAIN  [  ]

4.    Stockholder Proposal.

        FOR  [  ]          AGAINST  [  ]             ABSTAIN  [  ]

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

       THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE,
          SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

  PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NAMED NOMINEES AS DIRECTORS AND APPROVAL OF PROPOSALS NO. 2 AND 3 LISTED ON THE REVERSE SIDE,
AND AGAINST THE STOCKHOLDER PROPOSAL 4.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy bing revoked; or (iii) attending the Annual Meeting and voting in person. A stockholder's attendance at the Annual Meeting will not by itself revoke a proxy given by the stockholder.

                              (Please sign exactly as the name appears
                               below.  Joint owners should each sign.
                               When signing as attorney, executor,
                               administrator, trustee or guardian,
                               please give full title as such.  If a
                               corporation, please sign with full
                               corporate name by president or other
                               authorized officer.  If a partnership,
                               please sign in the partnership name
                               by authorized person.)

Dated:_____________________    _______________________________________
                               Signature

PLEASE COMPLETE, SIGN, DATE
AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED
ENVELOPE.                       _____________________________________
                                Signature, if held by joint owners